Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Note 25: Income taxes

The Bank is incorporated in Bermuda, and pursuant to Bermuda law is not taxed on either income or capital gains. The Bank’s subsidiaries in the Cayman Islands and The Bahamas are not subject to any taxes in their respective jurisdictions on either income or capital gains under current law applicable in the respective jurisdictions. The Bank’s subsidiaries in Canada, the United Kingdom, Guernsey, Jersey, Switzerland, Singapore and Mauritius are subject to the tax laws of those jurisdictions.

For the years ended December 31, 2018, 2017, and 2016, the Bank did not record any unrecognized tax benefits or expenses and has no uncertain tax positions as at December 31, 2018, 2017, and 2016.

The Bank records income taxes based on the enacted tax laws and rates applicable in the relevant jurisdictions for the years ended December 31, 2018, 2017, and 2016. For the years ended December 31, 2018, 2017, and 2016, the Bank did not incur any interest or pay any penalties.

	Year ended
Income taxes in consolidated statements of operations	December 31, 2018	December 31, 2017	December 31, 2016
Current tax expense	721	856	727
Deferred tax expense	563	231	—
Total tax expense	1,284	1,087	727

Reconciliation between the Effective Income Tax Rate and the Statutory Income Tax Rate

	Year ended
	December 31, 2018		December 31, 2017		December 31, 2016
	$	%	$	%	$	%
Income tax expense in international offices taxed at different rates	876	0.4%	232	0.2%	(2,104)	(1.8)%
Change in valuation allowance	—	—%	597	0.4%	87	0.1%
Prior year tax adjustments	(79)	—%	(55)	—%	(71)	(0.1)%
Other - net	487	0.2%	313	0.2%	2,815	2.4%
Income tax expense (benefit) at effective tax rate	1,284	0.7%	1,087	0.7%	727	0.6%

Deferred income taxes	December 31, 2018	December 31, 2017
Deferred income tax asset
Tax loss carried forward	6,261	6,868
Pension liability	789	1,152
Fixed assets	(746)	(223)
Allowance for compensated absence	14	15
Deferred income tax asset before valuation allowance	6,318	7,812
Less: valuation allowance	(5,955)	(6,723)
Net deferred income tax assets	363	1,089

Deferred income tax liability
Other	(5)	—
Net deferred income tax assets	358	1,089

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred in the UK segment over the years ended December 31, 2018 and 2017. Such objective evidence limits the ability to consider other subjective evidence such as projections for future growth.

On the basis of this evaluation, as of December 31, 2018, a valuation allowance of $6.0 million (December 31, 2017: $6.7 million) has been recognized to record only the portion of the deferred tax asset that more likely than not will be realized. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carry-forward period are reduced or increased, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth. This valuation allowance relates specifically to our UK jurisdiction.

The Bank has net taxable loss carry forwards related to the Bank’s international operations of approximately $34.4 million (December 31, 2017: $33.6 million), which have an indefinite life.